Exhibit 10.1

Execution Version

AGENCY ASSIGNMENT AGREEMENT

AND MASTER ASSIGNMENT OF LIENS

This Agency Assignment Agreement and Master Assignment of Liens (this “Agreement”) dated as of August 10, 2023, is among Diamond Offshore Drilling, Inc., a Delaware corporation, as parent (the “Parent”), Diamond Foreign Asset Company, a Cayman Islands exempted company limited by shares, as borrower (the “Borrower”), the other Credit Parties party hereto, Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent and issuing lender (in such capacity, the “Existing RCF Administrative Agent”) under the Revolving Credit Agreement (as defined below), as administrative agent (in such capacity, the “Existing TL Administrative Agent”) under the Term Loan Agreement (as defined below), and as collateral agent and security trustee (in such capacities, the “Existing Collateral Agent”) for the Secured Parties referenced in the Intercreditor Agreement (as defined below), HSBC Bank USA, National Association (“HSBC”), as the replacement administrative agent under the Revolving Credit Agreement, the replacement administrative agent under the Term Loan Agreement, and as the replacement collateral agent and security trustee for the Secured Parties referenced in the Intercreditor Agreement, and each of the entities party hereto as Existing RCF Lenders and Existing TL Lenders (in each case, as defined below).

INTRODUCTORY STATEMENTS

A. Reference is made to (a) the Credit Agreement dated as of April 23, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, including pursuant to Amendment No. 1 to Credit Agreement dated as of March 24, 2023, the “Revolving Credit Agreement”) among the Parent, the Borrower, the financial institutions party thereto as Lenders (the “Existing RCF Lenders”), the Existing RCF Administrative Agent, and the Existing Collateral Agent, (b) the Term Loan Agreement dated as of April 23, 2021 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, including pursuant to Amendment No. 1 to Credit Agreement dated as of March 24, 2023, the “Term Loan Agreement”), among the Parent, the Borrower, the financial institutions party thereto as Lenders (the “Existing TL Lenders”), the Existing TL Administrative Agent, and the Existing Collateral Agent, and (c) the Collateral Agency and Intercreditor Agreement dated as of April 23, 2021 (as amended, restated, amended and restated, supplemented, or otherwise modified prior to the date hereof, the “Intercreditor Agreement”), among the Parent, the Borrower, the other credit parties from time to time party thereto, the Existing RCF Administrative Agent, the Existing TL Administrative Agent, Wilmington Savings Fund Society, FSB, as an authorized representative for the Last Out Notes Secured Parties referred to therein, other authorized representatives party thereto from time to time, and the Existing Collateral Agent. Capitalized terms used but not defined herein shall have the meaning given in the Revolving Credit Agreement, the Term Loan Agreement, or the Intercreditor Agreement, as the context requires.

B. Wells Fargo has given notice of its resignation as administrative agent and issuing lender under the Revolving Credit Agreement, and the Existing RCF Lenders party hereto wish to appoint, and the Borrower wishes to consent to the appointment of, HSBC as administrative agent under the Revolving Credit Agreement.

C. Wells Fargo has given notice of its resignation as administrative agent under the Term Loan Agreement, and the Existing TL Lenders party hereto wish to appoint, and the Borrower wishes to consent to the appointment of, HSBC as administrative agent under the Term Loan Agreement.

D. Wells Fargo has given notice of its resignation as collateral agent and security trustee under the Intercreditor Agreement, and the parties hereto wish to appoint HSBC as collateral agent and security trustee thereunder on behalf of the Secured Parties.

AGREEMENT

Now therefore the parties hereto hereby agree as follows:

1. Resignation of Wells Fargo.

(a) Pursuant to Sections 3.8 and 10.6 of the Revolving Credit Agreement, the Existing RCF Administrative Agent has given notice of its resignation as Administrative Agent and as Issuing Lender under the Revolving Credit Agreement pursuant to a notice dated June 13, 2023. With effect from and after the Effective Date, each party hereto agrees the Existing RCF Administrative Agent shall be discharged from all its duties and obligations as Administrative Agent under the Loan Documents (as defined in the Revolving Credit Agreement) and shall have no liabilities, duties, or obligations in respect of any acts or omissions of the New RCF Administrative Agent.

(b) Pursuant to Section 10.6 of the Term Loan Agreement, the Existing TL Administrative Agent has given notice of its resignation as Administrative Agent under the Term Loan Agreement pursuant to a notice dated June 13, 2023. With effect from and after the Effective Date, each party hereto agrees the Existing TL Administrative Agent shall be discharged from all its duties and obligations as Administrative Agent under the Loan Documents (as defined in the Term Loan Agreement) and shall have no liabilities, duties, or obligations in respect of any acts or omissions of the New TL Administrative Agent.

(c) Pursuant to Section 6.06 of the Intercreditor Agreement, the Existing Collateral Agent has given notice of its resignation as Collateral Agent under the Intercreditor Agreement pursuant to a notice dated June 13, 2023. With effect from and after the Effective Date, each party hereto agrees the Existing Collateral Agent shall be discharged from all its duties and obligations hereunder and under the other First Lien Documents and First Lien Security Documents (each as defined in the Intercreditor Agreement), and the Intercreditor Agreement and shall have no liabilities, duties, or obligations in respect of any acts or omissions of the New Collateral Agent.

(d) For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Parent, and each other Credit Party hereby, for itself and its successors and assigns, fully and without reserve, releases, acquits and forever discharges each of the Existing RCF Administrative Agent, Existing TL Administrative Agent, Existing Collateral Agent, and Wells Fargo Bank, National Association, in its individual capacity, each of their respective successors and assigns, officers, directors, employees, representatives, trustees, attorneys, agents and all affiliates thereof (collectively the “Released Parties” and individually a “Released Party”) from any and all actions, claims, demands, causes of action, judgments, executions, suits, debts, liabilities, costs, damages, expenses or other obligations of any kind and nature whatsoever, direct and/or indirect, at law or in equity, whether now existing or hereafter asserted, whether absolute or contingent, whether due or to become due, whether disputed or undisputed, whether known or unknown (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY) (collectively, the “Released Claims”), for or because of any matters or things occurring, existing or actions done, omitted to be done or suffered to be done by any of the Released Parties, in each case, on or prior to the Effective Date and are in any way directly or indirectly arising out of or in any way connected to any of this Agreement, the Revolving Credit Agreement, the Term Loan Agreement, the Intercreditor Agreement, and any other First Lien Document or First Lien Security Document or any of the transactions contemplated hereby or thereby (collectively, the “Released Matters”). Each of the Borrower, the Parent, and each other Credit Party, by execution hereof, hereby acknowledges and agrees that the agreements in this Section 1(d) are intended to cover and be in full satisfaction for all or any alleged injuries or damages arising in connection with the Released Matters herein compromised and settled. Each of the Borrower, the Parent, and each other Credit Party hereby further agrees that it will not sue any Released Party on the basis of any Released Claim released, remised and discharged by such Credit Party pursuant to this Section 1(d). In entering into this Agreement, each of the Borrower, the Parent, and each other Credit Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth herein do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section 1(d) shall survive the termination of this Agreement, the Revolving Credit Agreement, the Term Loan Agreement, the Intercreditor Agreement, and the other First Lien Documents and First Lien Security Documents and payment in full of the Secured Obligations (as defined in the Security Agreement).

2. Appointment of New Agent. Effective immediately as of the Effective Date:

(a) (i) the Existing RCF Lenders party hereto constituting Required Lenders under and as defined in the Revolving Credit Agreement agree to and do hereby appoint HSBC as the Administrative Agent under the Revolving Credit Agreement (in such capacity, the “New RCF Administrative Agent”) and (ii) the Borrower hereby consents to the appointment of the New RCF Administrative Agent as Administrative Agent under the Revolving Credit Agreement. The New RCF Administrative Agent hereby accepts its appointment as Administrative Agent under the Revolving Credit Agreement; provided, however, the New RCF Administrative Agent does not assume and shall not be obligated to pay, perform or discharge any claim, debt, obligation, expense or liability of the Existing RCF Administrative Agent of any kind, whether known or unknown, absolute or contingent, under the Loan Documents (as defined in the Revolving Credit Agreement) or otherwise, arising out of any act or omission occurring on or before the date hereof.

(b) (i) the Existing TL Lenders party hereto constituting Required Lenders under and as defined in the Term Loan Agreement agree to and do hereby appoint HSBC as the Administrative Agent under the Term Loan Agreement (in such capacity, the “New TL Administrative Agent”) and (ii) the Borrower hereby consents to the appointment of the New TL Administrative Agent as Administrative Agent under the Term Loan Agreement. The New TL Administrative Agent hereby accepts its appointment as Administrative Agent under the Term Loan Agreement; provided, however, the New TL Administrative Agent does not assume and shall not be obligated to pay, perform or discharge any claim, debt, obligation, expense or liability of the Existing TL Administrative Agent of any kind, whether known or unknown, absolute or contingent, under the Loan Documents (as defined in the Term Loan Agreement) or otherwise, arising out of any act or omission occurring on or before the date hereof.

(c) the Existing RCF Lenders party hereto constituting the Controlling Secured Parties under the Intercreditor Agreement agree to and do hereby appoint HSBC as Collateral Agent under the Intercreditor Agreement (in such capacity, the “New Collateral Agent”, and collectively in its roles as the New RCF Administrative Agent, the New TL Administrative Agent, and New Collateral Agent, the “New Agent”). The New Collateral Agent hereby accepts its appointment as Collateral Agent under the Intercreditor Agreement; provided, however, the New Collateral Agent does not assume and shall not be obligated to pay, perform or discharge any claim, debt, obligation, expense or liability of the Existing Collateral Agent of any kind, whether known or unknown, absolute or contingent, under the First Lien Documents or First Lien Security Documents or otherwise, arising out of any act or omission occurring on or before the date hereof.

(d) The parties hereto hereby acknowledge Schedule I, which sets forth the notice address for HSBC under the Revolving Credit Agreement, Term Loan Agreement, and the Intercreditor Agreement in its respective capacities as New RCF Administrative Agent, New TL Administrative Agent, and New Collateral Agent thereunder.

3. Assignment of Liens and Parallel Debt.

(a) Assignment and Assumption of Security Interest. Without any representation, recourse or warranty, and solely to the extent it is permitted to do so by the terms thereunder, the Existing Collateral Agent hereby ASSIGNS, TRANSFERS, and CONVEYS to the New Collateral Agent for the Secured Parties’ benefit, and the New Collateral Agent hereby accepts such assignment, transfer, and conveyance from the Existing Collateral Agent of, all powers of attorney, security interests, mortgages, liens, First Lien Collateral (as defined in the Intercreditor Agreement), and other rights, titles, indemnities, interests, privileges, claims, demands, equities, and charges of the Existing Collateral Agent as the mortgagee, secured party, security trustee, or beneficiary, whether now or hereafter existing under or pursuant to the First Lien Documents and First Lien Security Documents or any other liens of record in favor of the Existing Collateral Agent and all other rights, benefits, remedies, and privileges of the Existing Collateral Agent in its capacity as the holder, mortgagee, secured party, security trustee, pledgee, or beneficiary of the security and the First Lien Collateral under or pursuant to the First Lien Documents and First Lien Security Documents (collectively, the “Assigned Security Interests” and the documents evidencing the same being referred to herein as the “Assigned Security Documents”) to have and to hold, for its and the other Secured Parties’ benefit and for the benefit of their successors and assigns, forever, except in each case as such assignment may be affected by clause (c)(v) below. Each of the parties hereto agrees and acknowledges that the terms hereof shall, to the extent that the security interests assigned hereby are perfected, constitute an assignment of a perfected security interest, with respect to the First Lien Collateral, from the Existing Collateral Agent to the New Collateral Agent for purposes of Section 9-310(c) of the Uniform Commercial Code (or any equivalent) of the applicable jurisdiction.

(b) Covenants of Existing Collateral Agent. The Existing Collateral Agent shall, for a period of one hundred and eighty (180) days after the Effective Date, as such period may be extended by the Existing Collateral Agent and the New Collateral Agent, each in its sole discretion: (i) at the Credit Parties’ cost and expense (including the expense of counsel to the Existing Collateral Agent), execute all other documents as may be reasonably requested by the New Collateral Agent or Borrower to transfer the rights and privileges of the Existing Collateral Agent under the First Lien Documents and the First Lien Security Documents and the benefits of all registrations under applicable law to the New Collateral Agent (such documents to be in form and substance reasonably satisfactory to the Existing Collateral Agent and the New Collateral Agent), (ii) to the extent that the New Collateral Agent informs the Existing Collateral Agent that (A) a First Lien Document or a First Lien Security Document has not been previously posted to or distributed to the Existing RCF Lenders or the Existing TL Lenders or has not been provided by the Credit Parties to the New Collateral Agent and (B) such First Lien Document or First Lien Security Document is not reasonably available to the New Collateral Agent from any alternative source, the Existing Collateral Agent shall use commercially reasonably efforts to deliver a true, complete and correct copy of such to the New Collateral Agent, and (iii) promptly (and in any event, no later than the final day on which such Existing Collateral Agent is acting as sub-agent, sub-trustee, and bailee of the New Collateral Agent) deliver, or cause to be delivered, to the New Collateral Agent all possessory Collateral in its possession. Each Credit Party hereby consents to all actions taken or to be taken by the Existing Collateral Agent and the New Collateral Agent pursuant to the immediately preceding sentence.

(c) Agreements between Existing Collateral Agent and New Collateral Agent. It is the intention and understanding of the Existing Collateral Agent and the New Collateral Agent that:

(i) any exchange of information under this Section 3 that is otherwise protected against disclosure by privilege, doctrine, or rule of confidentiality (such information, “Privileged Information”) (A) will not waive any such applicable privilege, doctrine, or rule, (B) will not diminish the confidentiality of the Privileged Information, and (C) will not be asserted as a waiver of any such privilege, doctrine, or rule by the Existing Collateral Agent or the New Collateral Agent;

(ii) the Existing Collateral Agent shall not be requested or required to take any action or exercise any right, power, or privilege (including, without limitation, the exercise of any rights or remedies) under the First Lien Documents or First Lien Security Documents after the Effective Date; provided, however, that if, during the period of ninety (90) days following the Effective Date, as such period may be extended by the Existing Collateral Agent and the New Collateral Agent, each in its sole discretion, the New Collateral Agent expressly and reasonably requests that the Existing Collateral Agent take such an action or exercise such a right which action or exercise New Collateral Agent is unable to take without the Existing Collateral Agent, then the Existing Collateral Agent shall take such action or exercise such right; provided, further, that (x) the Existing Collateral Agent shall in no event be required to take any action that, in its opinion or the opinion of its counsel, may expose the Existing Collateral Agent to liability for which it has not been adequately indemnified or is in violation of any First Lien Document or First Lien Security Document or applicable laws, rules, or regulations, and (y) the Borrower and the other Credit Parties agree to pay the Existing Collateral Agent all costs and expenses (including expenses of counsel to the Existing Collateral Agent) incurred in connection with any such action or exercise;

(iii) the Existing Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document, or other writing believed by it in good faith to be genuine and to have been signed or sent by any Credit Party or the New Collateral Agent other than to the extent resulting from the Existing Collateral Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment;

(iv) the Existing Collateral Agent may also rely upon any statement made to it orally or by telephone and believed by it in good faith to have been made by any Credit Party or the New Collateral Agent, and shall not incur any liability for relying thereon other than to the extent resulting from the Existing Collateral Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and non-appealable judgment;

(v) until such time as all First Lien Collateral is in the possession of or under the control of (including by reason of an Account Control Agreement) the New Collateral Agent, and all Liens granted in favor of the Existing Collateral Agent in the First Lien Collateral have been assigned or otherwise transferred to the New Collateral Agent in accordance with the laws of each applicable jurisdiction and modifications of such Account Control Agreements (or other arrangements satisfactory to the New Collateral Agent and the Existing Collateral Agent, each in its sole discretion) have been entered into in favor of the New Collateral Agent, the Existing Collateral Agent shall continue to hold such First Lien Collateral or Liens on such First Lien Collateral and maintain such control over such First Lien Collateral as a sub-agent, sub-trustee, and bailee of the New Collateral Agent in accordance with the terms of the First Lien Documents and First Lien Security Documents, solely for the purposes of maintaining such Liens, including the priority and perfection of such Liens (provided that the parties hereto agree that (A) the Existing Collateral Agent’s role as such sub-agent, sub-trustee, and bailee shall, subject to clause (B) below, impose no further duties, obligations, or liabilities on the Existing Collateral Agent (including making any filings or taking any actions to secure or perfect any Lien relating to any First Lien Collateral or Liens on behalf of the New Collateral Agent or the Secured Parties) and the Existing Collateral Agent shall have the full benefit of the protective provisions and indemnities of the

Revolving Credit Agreement, the Term Loan Agreement, each other First Lien Document, each First Lien Security Document, and the Intercreditor Agreement (including, without limitation, Article X and Section 11.3 of each of the Revolving Credit Agreement and the Term Loan Agreement and Section 7.15 of the Intercreditor Agreement) that survive the resignation of the Existing RCF Administrative Agent, the Existing TL Administrative Agent, or the Existing Collateral Agent while serving in such capacity (the “Protective Provisions”), (B) the New Collateral Agent, on behalf of itself and the Secured Parties, and each of the Secured Parties party hereto waives and releases Existing Collateral Agent from all claims and liabilities arising out of Existing Collateral Agent’s role as such sub-agent, sub-trustee, and bailee, except to the extent any damages arise from the Existing Collateral Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment, and (C) the Existing Collateral Agent and New Collateral Agent shall each use commercially reasonable efforts to transfer possession or control of all First Lien Collateral to New Collateral Agent on or before the date that is ninety (90) days after the Effective Date unless the Existing Collateral Agent and the New Collateral Agent have agreed to extend such date); and

(vi) notwithstanding anything to the contrary contained in this Agreement, the Existing Collateral Agent shall have no obligation to deliver to the New Collateral Agent any commitment, fee or engagement letter between the Existing Collateral Agent (or any of the Existing Collateral Agent’s directors, officers, employees, Affiliates or agents) and any Credit Party, or any document or instrument that is not related to or received in connection with the transactions contemplated by the First Lien Documents or the First Lien Security Documents.

(d) Collateral. Effective as of the Effective Date:

(i) without limiting the Credit Parties’ obligations regarding filing and perfection of Liens under the First Lien Documents and First Lien Security Documents, each Credit Party authorizes the New Collateral Agent to enter into and execute, file, or record, at the Credit Parties’ expense, any and all notices, certificates, assignments, instruments, Uniform Commercial Code financing statements (or the equivalent in any applicable jurisdiction), and/or other documents, agreements, or instruments, including, without limitation, filings in respect of any First Lien Collateral, and assignments, amendments and restatements, amendments, or supplements to any Uniform Commercial Code financing statements or other similar registrations or filings under applicable law, mortgages, deeds of trust, security agreements, pledge agreements, or other First Lien Documents or First Lien Security Documents (collectively, the “Supplemental Collateral Documents”), as the New Collateral Agent deems reasonably necessary or desirable, or as may be directed by the Existing RCF Lenders constituting the Controlling Secured Parties, and, in each case, not in contravention of the First Lien Documents or First Lien Security Documents, to effect or evidence (of public record or otherwise) the transactions herein contemplated, including, but not limited to, the resignation of the Existing Collateral Agent, the appointment of the New Collateral Agent, and the assignment to the New Collateral Agent of the Assigned Security Interests, and each Credit Party hereto agrees to (A) execute any documentation and to take such other actions as may reasonably be necessary to evidence the resignation, appointment, and assignment described herein and (B) deliver such certificates, legal opinions, and other documents as are reasonably requested by the New Collateral Agent or the Existing Collateral Agent in connection therewith;

(ii) any reference to the Existing Collateral Agent in any publicly filed document, to the extent such filing relates to any of the Assigned Security Interests and until such filing is modified to reflect the interests of the New Collateral Agent, shall, with respect to such Assigned Security Interests, constitute a reference to the Existing Collateral Agent as sub-agent and sub-trustee of the New Collateral Agent (provided that the parties hereto agree that the Existing Collateral Agent’s role as sub-agent and sub-trustee shall impose no further duties, obligations, or liabilities on the Existing Collateral Agent and the Existing Collateral Agent shall have the full benefit of the Protective Provisions while serving in such capacity); and

(iii) the New Collateral Agent and the Existing Collateral Agent, and their respective Related Parties, shall not be responsible for and make no representation as to the existence, genuineness, value, or protection of any Collateral or Lien, for the legality, effectiveness, or sufficiency of any Assigned Security Document or Supplemental Collateral Document, or for the creation, perfection, priority, sufficiency or protection of any Liens securing same.

(e) Fees and Expenses; Protective Provisions.

(i) Without limiting the obligations of the Credit Parties under Sections 11.3 of the Revolving Credit Agreement and the Term Loan Agreement or Section 7.15(a) of the Intercreditor Agreement, the Credit Parties agree, jointly and severally, to pay on the Effective Date (A) all fees, costs, and expenses of the Existing Collateral Agent due and payable pursuant to the Revolving Credit Agreement, the Term Loan Credit Agreement, the Intercreditor Agreement, the other First Lien Documents, the First Lien Security Documents, any applicable existing fee letters, and this Agreement, including, without limitation, the fees, charges, and expenses of the Existing RCF Administrative Agent, the Existing TL Administrative Agent, and the Existing Collateral Agent relating to the negotiation, documentation, and closing of this Agreement, and, to the extent invoiced on or prior to the Effective Date, the fees, charges, and disbursements of counsel for the Existing RCF Administrative Agent, the Existing TL Administrative Agent and Existing Collateral Agent, and all agency fees through the Effective Date and (B) all fees, costs, and expenses of the New RCF Administrative Agent, New TL Administrative Agent and New Collateral Agent due and payable pursuant to that certain Administrative Agent, Collateral Agent, Trustee, Registrar and Paying Agent Service Offering and Proposal dated June 22, 2023 (the “HSBC Fee Letter”) by and between the Parent and HSBC or pursuant to Section 11.3 of each of the Revolving Credit Agreement and the Term Loan Agreement, Section 7.15 of the Intercreditor Agreement, or Section 3(d) of this Agreement, including, without limitation, the fees, charges, and expenses of the New RCF Administrative Agent, New TL Administrative Agent, and New Collateral Agent relating to the negotiation, documentation, and closing of this Agreement, and, to the extent invoiced on or prior to the Effective Date, the fees, charges, and disbursements of counsel for the New RCF Administrative Agent, New TL Administrative Agent, and New Collateral Agent.

(ii) Notwithstanding anything in this Agreement or in the First Lien Documents or First Lien Security Documents to the contrary, all parties hereto expressly acknowledge and agree that the Protective Provisions as existing immediately prior to the Effective Date, shall continue in effect after the Effective Date for the benefit of the Existing RCF Administrative Agent, Existing TL Administrative Agent and Existing Collateral Agent and for their sub-agents, sub-trustees, and Related Parties. Upon the effectiveness of this Agreement, all of the Protective Provisions shall be in full force and effect for the benefit of the New RCF Administrative Agent, New TL Administrative Agent, and New Collateral Agent and for their sub-agents, sub-trustees, and Related Parties (including, without limitation, for the benefit of Wells Fargo in its capacity as sub-agent and sub-trustee of the New Collateral Agent).

(iii) All parties to this Agreement acknowledge and agree that (A) the HSBC Fee Letter is a Fee Letter under the Revolving Credit Agreement and the Term Loan Agreement and (B) notwithstanding Section 11.9(c) of the Revolving Credit Agreement and the Term Loan Agreement, the New RCF Administrative Agent and the New TL Administrative Agent shall maintain the Registers at HSBC’s offices in New York City, New York.

(f) Agreements by Wells Fargo. Wells Fargo, solely in its capacities as Existing RCF Administrative Agent, Existing TL Administrative Agent, and Existing Collateral Agent, hereby represents and warrants to HSBC that, to its knowledge after reasonable inquiry:

(i) it has delivered to HSBC (A) a schedule containing the outstanding Commitments and Loans under the Revolving Credit Agreement as of August 9, 2023; (B) a true and correct copy of the Register under the Revolving Credit Agreement as of July 14, 2023; (C) a schedule containing the outstanding Loans under the Term Loan Agreement as of August 9, 2023; and (D) a true and correct copy of the Register under the Term Loan Agreement as of July 14, 2023;

(ii) Schedule II hereto sets forth a complete and correct list of (A) each material and primary Loan Document (as defined in the Revolving Credit Agreement) to which the Existing RCF Administrative Agent is a party or has received in its capacity as Existing RCF Administrative Agent, (B) each material and primary Loan Document (as defined in the Term Loan Agreement) to which the Existing TL Administrative Agent is a party or has received in its capacity as Existing TL Administrative Agent, and (C) each material and primary First Lien Document (as defined in the Intercreditor Agreement) to which the Existing Collateral Agent is a party or has received in its capacity as Existing Collateral Agent; and

(iii) Schedule III hereto sets forth all possessory First Lien Collateral held by the Existing Collateral Agent as of the Effective Date.

(g) Amendments to First Lien Security Documents. The Existing RCF Lenders party hereto constituting the Controlling Secured Parties under the Intercreditor Agreement hereby direct the Existing Collateral Agent and the New Collateral Agent to enter into any consents, amendments, or supplements to any First Lien Security Document as may be necessary or appropriate to carry out the purposes of this Section 3.

(h) Parallel Debt. The Existing Collateral Agent hereby ASSIGNS, TRANSFERS, and CONVEYS to the New Collateral Agent for the Secured Parties’ benefit, and the New Collateral Agent hereby accepts such assignment, transfer, and conveyance from the Existing Collateral Agent of, all rights and obligations under the Parallel Debts (as defined in the Intercreditor Agreement).

4. Effectiveness. This Agreement shall be effective upon the occurrence of all of the following conditions precedent or concurrent (the date of satisfaction of all such conditions, the “Effective Date”):

(a) the parties hereto, including (i) Existing RCF Lenders constituting Required Lenders (as defined in the Revolving Credit Agreement), (ii) Existing TL Lenders constituting Required Lenders (as defined in the Revolving Credit Agreement), (iii) each Credit Party, and (iv) the New RCF Administrative Agent, New TL Administrative Agent, and New Collateral Agent, shall have executed this Agreement and delivered such to the Existing RCF Administrative Agent, Existing TL Administrative Agent, and Existing Collateral Agent;

(b) the Credit Parties have paid to (i) the Existing RCF Administrative Agent for the account of the applicable Lenders and Issuing Lenders under the Revolving Credit Agreement all interest on the Loans (as defined in the Revolving Credit Agreement) and the letter of credit fees and other fees due and payable to all or a portion of such Lenders in such capacity or such Issuing Lenders in such capacity thereunder, in each case, that have accrued up to but not including the Effective Date and (ii) the Existing TL Administrative Agent for the account of the applicable Lenders under the Term Loan Agreement all interest on the Loans (as defined in the Term Loan Agreement) and all fees due and payable to all or a portion of such Lenders, in each case, that have accrued up to but not including the Effective Date; and

(c) the New Agent shall have received the HSBC Fee Letter, executed and delivered by a duly authorized officer of the Parent and the Borrower.

5. Post-Effective Date Matters. The Parent and the Borrower have informed the other parties hereto that the Credit Parties intend to undertake a partial refinancing transaction after the Effective Date with respect to the Secured Obligations, whereby certain of the Credit Parties will incur indebtedness under secured second lien notes and repay in full the outstanding obligations under the Term Loan Agreement and the Last Out Notes Indenture (a “Partial Refinancing”). Except to the extent delivered prior to such date in connection with a Partial Refinancing, each Credit Party hereby agrees:

(a) Legal Opinions. To deliver on or prior to October 31, 2023 (or such later date as is acceptable to the New Collateral Agent, in its sole discretion) usual and customary legal opinions relating to the First Lien Collateral in each jurisdiction where such First Lien Collateral may be located and in form and substance reasonably satisfactory to the New Collateral Agent; and

(b) Brazil Documentation. (i) To execute and deliver on or prior to October 31, 2023 (or such later date as is acceptable to the Existing Collateral Agent and the New Collateral Agent, each in its sole discretion) any Supplemental Collateral Documents, and any related documentation and certificates, and take such other actions, in each case under or in connection with Brazil law, as are reasonably requested by the Existing Collateral Agent or New Collateral Agent to reflect the terms of this Agreement or otherwise to create or perfect the Liens under the Security Documents and (ii) that the Existing Collateral Agent and the New Collateral Agent may, and each Credit Party hereby authorizes the Existing Collateral Agent and the New Collateral Agent to, immediately register, file, or record any such Supplemental Collateral Documents.

6. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4, this Agreement shall become effective when it shall have been executed by the parties hereto and when the parties hereto shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format or by electronic signature shall be effective as delivery of a manually executed counterpart of this Agreement.

7. Invalidity. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction. In the event that any provision is held to be so prohibited or unenforceable in any jurisdiction, the parties hereto shall negotiate in good faith to amend such provision to preserve the original intent thereof in such jurisdiction.

8. Reaffirmation; No Defaults.

(a) Each Credit Party hereby (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each First Lien Document and First Lien Security Document to which it is a party, and agrees that each such First Lien Document and First Lien Security Document will continue in full force and effect to secure the Secured Obligations as the same may be amended, extended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants, and agrees that the Liens and security interests granted by it pursuant to the First Lien Documents and First Lien Security Documents are valid, enforceable, and subsisting and subject to the Agreed Security Principles (as defined in the Revolving Credit Agreement), each First Lien Security Document is effective to create an Acceptable Security Interest (as defined in the Revolving Credit Agreement) in the First Lien Collateral described therein.

(b) Each Guarantor hereby ratifies, confirms, acknowledges, and agrees that its obligations under each Guaranty Agreement (as defined in each of the Revolving Credit Agreement and Term Loan Agreement) are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all the Guaranteed Obligations (as defined in each Guaranty Agreement), as such Guaranteed Obligations may have been amended, extended, or modified by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under either Guaranty Agreement, in connection with the execution and delivery of amendments, consents, or waivers to the Credit Agreement or any of the other First Lien Documents or First Lien Security Documents.

(c) Each Credit Party hereby represents and warrants to the New Collateral Agent that, except as set forth on Schedule IV: (i) no Default or Event of Default has occurred and is continuing under the Revolving Credit Agreement or any other Loan Document (as defined therein); (ii) no Default or Event of Default has occurred and is continuing under the Term Loan Agreement or any other Loan Document (as defined therein); and (iii) it has not received any letter, demand, or other written notice from the Existing RCF Administrative Agent, the Existing TL Administrative Agent or the Existing Collateral Agent purporting to reserve any of their respective rights under the Revolving Credit Agreement, the Term Loan Agreement or the Intercreditor Agreement or security or other related agreements thereunder.

9. First Lien Document. This Agreement is a First Lien Document for the purposes of the provisions of the other First Lien Documents (as defined in the Intercreditor Agreement).

10. Governing Law. This Agreement and any claim, controversy, dispute, or cause of action (whether in contract, in tort, or otherwise) based upon, arising out of, or relating to this Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

11. No Novation. All outstanding obligations under the Revolving Credit Agreement, Term Loan Agreement, and the Intercreditor Agreement on the Effective Date (and which have not been repaid on the Effective Date) shall continue to remain outstanding following the Effective Date. This Agreement shall operate to amend and modify the rights and obligations of the parties under the Revolving Credit Agreement, Term Loan Agreement, and the Intercreditor Agreement, in each case, as provided herein, but shall not, for the avoidance of doubt, act as a novation of any obligations thereunder.

12. ENTIRE AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[signature pages follow]

PARENT:

DIAMOND OFFSHORE DRILLING, INC.

By:	/s/ David L. Roland
Name:	David L. Roland
Title:	Senior Vice President, General Counsel and Secretary

BORROWER:

DIAMOND FOREIGN ASSET COMPANY

By:	/s/ David L. Roland
Name:	David L. Roland
Title:	Director

Signature Page to Assignment Agreement

GUARANTORS:

DIAMOND OFFSHORE DRILLING (UK) LIMITED
DIAMOND OFFSHORE DRILLING COMPANY N.V.
DIAMOND OFFSHORE DRILLING LIMITED
DIAMOND OFFSHORE ENTERPRISES LIMITED
DIAMOND OFFSHORE INTERNATIONAL LIMITED
DIAMOND OFFSHORE LIMITED
DIAMOND OFFSHORE NETHERLANDS B.V.
DIAMOND RIG INVESTMENTS LIMITED

By:	/s/ David L. Roland
Name:	David L. Roland
Title:	Director

DIAMOND FINANCE, LLC
DIAMOND OFFSHORE (BRAZIL) L.L.C.
DIAMOND OFFSHORE, LLC
DIAMOND OFFSHORE DRILLING (OVERSEAS) L.L.C.
DIAMOND OFFSHORE GENERAL, LLC
DIAMOND OFFSHORE HOLDING, L.L.C.
DIAMOND OFFSHORE INTERNATIONAL, L.L.C.
DIAMOND OFFSHORE SERVICES, LLC

By:	/s/ David L. Roland
Name:	David L. Roland
Title:	Manager

BRASDRIL SOCIEDADE DE PERFURAÇÕES LTDA.

By:	/s/ Darren Lee Hunchak
Name:	Darren Lee Hunchak
Title:	Managing Director

DIAMOND OFFSHORE FINANCE COMPANY

By:	/s/ David L. Roland
Name:	David L. Roland
Title:	Senior Vice President, General Counsel and Secretary

Signature Page to Assignment Agreement

EXISTING RCF ADMINISTRATIVE AGENT,

EXISTING TL ADMINISTRATIVE AGENT,

EXISTING COLLATERAL AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Signature
Name:
Title:

Signature Page to Assignment Agreement

NEW RCF ADMINISTRATIVE AGENT,

NEW TL ADMINISTRATIVE AGENT,

AND NEW COLLATERAL AGENT:

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Signature
Name:
Title:

Signature Page to Assignment Agreement

EXISTING RCF LENDERS:

[_________________________]

By:
Name:
Title:

Signature Page to Assignment Agreement

EXISTING TL LENDERS:

[_________________________]

By:
Name:
Title:

Signature Page to Assignment Agreement

SCHEDULE I

Notices

1. New RCF Administrative Agent:

HSBC Bank USA, National Association

452 Fifth Avenue

New York, NY 10018

Attention: Daniel Gonzalez

Email:ctlany.loanagency@us.hsbc.com

2. New TL Administrative Agent:

HSBC Bank USA, National Association

452 Fifth Avenue

New York, NY 10018

Attention: Daniel Gonzalez

Email:ctlany.loanagency@us.hsbc.com

3. New Collateral Agent:

HSBC Bank USA, National Association

452 Fifth Avenue

New York, NY 10018

Attention: Daniel Gonzalez

Email:ctlany.loanagency@us.hsbc.com

Schedule I

SCHEDULE II

Material Loan Documents and First Lien Documents

[See attached.]

Schedule II

SCHEDULE III

Possessory Collateral

[See attached.]

Schedule III

SCHEDULE IV

Defaults

None.

Schedule IV